UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 1998

                    Commission file number     0-8609

                     Future Petroleum Corporation
     (Exact name of small business issuer as specified in charter)

         Utah                                        87-0239185
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

2351 West Northwest Highway, Suite 2130
            Dallas, Texas                                        75220
(Address of principal executive offices)                       (Zip Code)

                            (214)350-7602
           (Issuer's telephone number, including area code)

                             Not Applicable
        (Former name, former address, and former fiscal year, if changed since last report)


            ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS

     Future Petroleum Corporation, a Utah corporation (the "Company"), acquired in two separate transactions oil and gas properties located in Texas and Louisiana with estimated net proved reserves as of August 1, 1998 of 27.1 Bcfe for an aggregate purchase price of $7.6 million.

     On November 19, 1998, the Company acquired interests oil and gas properties located in Texas and Louisiana from Bargo Energy
Resources, Ltd., a Texas limited partnership and principal shareholder of the Company (the "November Acquisition"), which properties were on the same date acquired by Bargo from Cody
Energy, Inc., a Delaware corporation ("Cody Energy"), and Cody
Texas, L.P. a Texas limited partnership ("Cody Texas").  The
November Acquisition is described in the Company's Report on Form
8-K filed with the Securities and Exchange Commission on December
4, 1998.

     On December 17, 1998, the Company acquired additional interests in Texas in the Bright Falcon Field, Jackson County, Texas, and the
Giddings Field, Burleson, Brazos and Fayette Counties, Texas, for a cash purchase price of $3.1 million (the "December
Acquisition"). The primary producing formations include Yegua and Austin Chalk. The properties include interests in 16 producing oil and natural gas wells. The company will not be the operator on a portion of the acquired wells. As of August 1, 1998, the acquired properties had estimated net total proved reserves of 401 MBbls of oil and
4.1 Bcf of natural gas, or 6.5 Bcfe. The Company acquired the properties from Bargo, which properties were on the same date acquired by Bargo from Cody Energy and Cody Texas. The Company financed the purchase price of the properties by increasing the borrowing base under its current Credit Facility.


                 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.   Financial
     statements required by this item will be filed by amendment as soon as practicable, but no later than March 2, 1999.

(b) Pro forma Financial Information. Pro-forma financial statements required by this item will be filed by amendment as soon as practicable, but no later than March 2, 1999.

(c)  Exhibits

The following exhibits are included as part of this report:

1.     Underwriting agreement*

2. Plan of acquisition, reorganization, arrangement, liquidation or succession

2.1 Purchase and Sale Agreement between the Company and Bargo dated December 13, 1998 (incorporated herein by reference to Exhibit 10.01 of the Company's Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 1998 (file no. 000-08609))

4. Instruments defining the rights of security holders, including indentures*

16.     Letter on change in certifying accountant*

17.     Letter on director resignation*

20.     Other documents or statements to security holders*

23.     Consents of experts and counsel*

24.     Power of attorney*

27.     Financial Data Schedule**

99.     Additional Exhibits

 99.1     Amended and Restated Credit Agreement between the
          Company and Bank of America National Trust and Savings Association dated December 4, 1998. (incorporated herein by reference to Exhibit 99.09 of the Company's Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 1998 (file no. 000-08609))

 99.2     Purchase and Sale Agreement between Bargo Energy
          Resources LTD., and the Company. ***




*     Inapplicable to this filing

**    To be filed by amendment

***   Attached herewith

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FUTURE PETROLEUM CORPORATION
                                     (Registrant)



                                            /s/ Tim J. Goff
Dated:  December 31, 1998            By:     Tim J. Goff,
                                     Title: President


                              EXHIBIT 99.2



                       PURCHASE AND SALE AGREEMENT


This Purchase and Sale Agreement (this "Agreement") is made and entered into as of the 13th day of November, 1998, by and between BARGO ENERGY RESOURCES, LTD., a Texas limited partnership, whose address is 700 Louisiana Street, Suite 3700, Houston, Texas 77002 (herein called "Bargo"), and FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Future").

                    W I T N E S S E T H:

WHEREAS, Bargo has entered into a certain Purchase and Sale Agreement dated September 30, 1998 (the "Cody Agreement") with Cody Energy, Inc., a Delaware corporation, and Cody Texas, L.P., a Texas limited partnership (collectively, "Cody"), a copy of which is attached hereto as Exhibit I, whereby Bargo has agreed to purchase certain oil and gas properties, leases, wells, equipment, related contract rights and other assets located in Ouachita and Vermilion Parishes, Louisiana, and in Clarke and Marion Counties, Mississippi, and in Brazos, Burleson, Fayette, Ector, Jackson, Matagorda and McMullen Counties, Texas (the "Assets"), effective as of August 1, 1998 at 7:00 a.m. local time at the location of the Assets, and reference is here made to the Cody Agreement for a more particular description of the Assets and for all other pertinent purposes; and

WHEREAS, Bargo has agreed to sell the Assets to Future, and Future has agreed to purchase the Assets from Bargo, on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bargo and Future hereby agree as follows:

1. Sale and Purchase of Assets. Bargo, as "Seller" (herein so defined) shall sell, transfer and assign to Future, as "Buyer" (herein so defined), and Future shall purchase and receive from Bargo, all of the Assets described in the Cody Agreement on all of the same terms and conditions as are set forth in the Cody Agreement except as specifically modified by this Agreement. It is the intention of the parties that the sale from Bargo to Future shall occur immediately following Bargo's acquisition of the Assets from Cody, and Bargo and Future each agree to use their best efforts to accomplish the Closing in such manner. All defined terms in the Cody Agreement shall have the same meaning in this Agreement except as otherwise specifically provided herein.

2. Effective Date. The effective date of the sale of the Assets from Bargo to Future shall be August 1, 1998, at 7:00 a.m. local time at the location of the Assets (the "Effective Date").


3. Purchase Price. As consideration for the sale of the Assets, Future shall pay to Bargo the sum of $8,350,000.00 (the "Purchase Price") in immediately available funds at the Closing, subject to adjustment in the same manner as is provided in the Cody Agreement. Future acknowledges that Bargo has deposited with Cody the sum of $600,000.00 as a Deposit in accordance with
Section 2.2 of the Cody Agreement. At Closing, Future shall pay $600,000.00 of the Purchase Price directly to Bargo in immediately available funds, and the balance (adjusted as herein provided) shall be paid either directly to Bargo or to such party or parties as Bargo may specifically direct by written instructions to Future.

4. Title, Environmental and Other Due Diligence Review. Future acknowledges that it has received copies of the title, environmental and other due diligence review conducted by Bargo with respect to the Assets and has approved same, subject only to satisfaction of material matters, if any, for which Bargo has the right to object and has in fact submitted objections to Cody as permitted under the Cody Agreement. Certain preferential rights to purchase exist with respect to the Assets, and waivers of such rights may not have been obtained or expiration of the period for exercise of such rights may not have occurred as of the Closing of the sale from Cody to Bargo. Time does not allow for obtaining such waivers prior to the Closing of the sale from Bargo to Future, but Future agrees to honor any such validly exercised preferential rights to purchase made by third parties with respect to the sale of the Assets by Cody to Bargo or by Bargo to Future. Bargo agrees to send all notices of transfer and to use its best efforts to obtain waivers of all consents or preferential rights to purchase affecting the Assets. In the event any preferential rights to purchase are validly exercised with respect to the transfer from Cody to Bargo or from Bargo to Future and Future does not receive payment from the party exercising such rights in the amount of the allocated value of the affected portion of the Assets, Bargo agrees to indemnify Future from any loss as a result of (i) the failure to receive the payment properly due as the result of the valid exercise of any such preferential rights to purchase, or (ii) any claim made by the holder of such rights arising out of the failure to send such notice and offer such right to purchase prior to the Closing.
Bargo and Future agree to each use their respective best efforts to resolve and/or waive any such objectionable matters to the reasonable satisfaction of the parties prior to or within a reasonable time following the Closing.

5. Closing. The closing of the sale from Bargo to Future ("Closing") shall occur on or about November 16, 1998 immediately following the Closing under the Cody Agreement. In the event the Closing under the Cody Agreement is extended, the Closing under this Agreement shall be automatically extended to coincide with the extended date of Closing under the Cody Agreement without the requirement of further action by Bargo or Future; provided, however, in no event shall the date of Closing be extended to a date later than November 30, 1998 without Future's written consent. Bargo shall convey the Assets to Future by an instrument of conveyance in the form of the Assignment, Conveyance and Bill of Sale attached hereto as Exhibit II.

6. Assumption and Indemnity. Except as provided in the immediately succeeding paragraph in this Section 6, upon Closing, as a part of the consideration for the purchase of the Assets, Future hereby assumes and agrees to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Cody Agreement or otherwise with respect to the ownership and/or operation of the Assets. Future further hereby agrees to indemnify and hold Bargo, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Cody Agreement or otherwise.


Notwithstanding the immediately preceding paragraph in this Section 6, Bargo agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, whether arising under the Cody Agreement or otherwise, which are attributable to the gross negligence, fraud or intentional and willful misconduct of Bargo in connection with the transactions contemplated by this Agreement.

7. Option to Repurchase. As a part of the consideration for the purchase of the Assets, Future hereby grants to Bargo an exclusive option to repurchase the Assets (or such portion thereof as is remaining after the exercise of preferential rights to purchase by third parties) exercisable at any time prior to the expiration of ninety (90) days following the Closing of the purchase of the Assets by Future from Bargo. Such option shall be exercisable by delivery by Bargo of written notice of exercise to Future on or before the expiration of said 90 day period. The terms of purchase if the option is exercised shall be at the same price, with the same Effective Date and on all of the same other terms and conditions as are provided in this Agreement, except that Bargo shall have no obligation or liability for any torts or breaches of contract committed by Future during the period of its ownership of the Assets. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo shall assume and agree to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Cody Agreement or otherwise with respect to the ownership and/or operation of the Assets attributable to the period from and after the effective date of the transfer. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo further hereby agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Cody Agreement or otherwise, attributable to the period from and after the effective date of the transfer.

8. Representations and Warranties of Bargo. In lieu of the representations and warranties contained in Article 6 of the Cody Agreement, Bargo represents and warrants to Future as follows:

     (a) Bargo is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.


     (b) Bargo has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Bargo, the performance by Bargo of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been, or will be, duly authorized and approved by the requisite partners of Bargo. This Agreement has been duly executed and delivered by Bargo and constitutes the valid and binding obligation of Bargo, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Bargo, threatened against Bargo or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     (d) The Cody Agreement is in full force and effect as of the date hereof, and Bargo has not transferred any of Bargo's rights or interests in and to the Cody Agreement or the Assets prior to the execution of this Agreement.

9. Representations and Warranties of Future. In lieu of the representations and warranties contained in Article 7 of the Cody Agreement, Future represents and warrants to Bargo as follows:

     (a) Future is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Future has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Future, the performance by Future of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the requisite partners of Future. This Agreement has been duly executed and delivered by Future and constitutes the valid and binding obligation of Future, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Future, threatened against Future or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

10. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly made if delivered by (i) personal delivery, (ii) recognized third party messenger or overnight delivery service, (iii) telecopy or facsimile transmission, or (iv) deposit into the custody of the United States Postal Service, postage prepaid, first class certified mail, return receipt requested. Notice given in accordance herewith shall be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties shall be as follows:


All notices to Bargo shall be delivered to:

                                   Bargo Energy Resources, Ltd.
                                   700 Louisiana Street, Suite 3700
                                   Houston, Texas  77002
                                   Attention:  Mr. Tim J. Goff

                                   Phone:  (713) 236-9792
                                   Fax:  (713) 236-9799


All notices to Future shall be delivered to:

                                   Future Acquisition 1995 Ltd.
                                   2351 W. Northwest Highway, Suite 2130
                                   Dallas, Texas 75220
                                   Attention: Mr. B. Carl Price

                                   Phone:  (214) 350-7602
                                   Fax:  (214) 350-8382

11. Amendments. This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

12. Headings. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

13. Counterparts. This Agreement may be executed by in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

14. References. References made in this Agreement, including use of a pronoun, shall be deemed to include, where applicable, masculine, feminine, neuter, singular or plural, individuals, partnerships or corporations. As used in this Agreement, "person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

15. Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

16. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

17. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and except as otherwise stated herein, nothing contained in this Agreement, or implied herefrom, is intended to confer upon any other person or entity any benefits, rights or remedies.

18. Assignment. Except as otherwise provided herein, the parties may assign all or any portion of their respective rights or delegate any portion of their duties hereunder, so long as the respective assigning parties remain liable for the performance of their obligations hereunder.

19. Public Announcements. The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other party hereto and exercise their best efforts to agree upon the text of a joint public announcement or statement to be made solely by one party, as the case may be; provided, however, if either party is required by law, by a listing agreement, or by the rules and regulations of any securities exchange to make such public announcement or statement, then the same may be made without the approval of the other party.
 The opinion of counsel of either party shall be conclusive evidence of such requirement.

20. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is void, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

     [The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                   BARGO ENERGY RESOURCES, LTD.

                                   By: Bargo Operating Company, Inc., its
                                   General Partner



                                   By:  /s/ Tim J. Goff
                                   Tim J. Goff, President



                                   FUTURE ACQUISITION 1995 LTD.

                                   By: Future Petroleum Corporation, its
                                   General Partner



                                   By:   /s/ Carl Price
                                   Name: Carl Price
                                   Title: President


                                EXHIBIT I



     [Attach copy of Cody Agreement]
(Please contact the Company for a copy.)


                                EXHIBIT II

Recording requested by and
 when recorded return to:

Mr. S. Michael Gibson
Bargo Energy Resources, Ltd.
700 Louisiana Street, Suite 3700
Houston, Texas 77002





               ASSIGNMENT, CONVEYANCE AND BILL OF SALE

THE STATE OF                  )
                              ss.
COUNTY OF                     )

WHEREAS, reference is made to that certain Assignment, Bill of Sale and Conveyance dated effective August 1, 1998 (a copy of which is attached hereto as Annex I and incorporated herein for all purposes), from Cody Energy, Inc. [or Cody Texas, L.P., as appropriate] to BARGO ENERGY RESOURCES, LTD., a Texas limited partnership (herein called "Assignor"), wherein certain properties, rights and interests (herein called the "Cody Interests") were conveyed to Assignor;

NOW, THEREFORE, for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose mailing address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Assignee"), all of the Cody Interests.

TO HAVE AND TO HOLD the Cody Interests unto the Assignee, its successors and assigns, forever.

Assignor agrees to warrant and forever defend title to the Cody Interests unto Assignee, its successors and assigns, from and against the claims and demands of all persons claiming, or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise. This Assignment, Conveyance and Bill of Sale is made with full substitution and subrogation of Assignee in and to all representations, covenants and warranties of title heretofore given or made by Assignor's predecessors in title with respect to the Cody Interests.


Assignor agrees to execute and deliver to Assignee, from time to time, all such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the rights, titles, interests and estates conveyed to Assignee hereby or intended so to be.

This Assignment, Conveyance and Bill of Sale is being executed in multiple counterparts, all of which are identical. All of such counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment, Conveyance and Bill of Sale is dated the ________ day of November, 1998, but is made effective as to runs of oil and deliveries of gas, and for all other purposes, as of August 1, 1998, at 7:00 a.m. local time at the location of the Cody Interests.

                                   BARGO ENERGY RESOURCES, LTD.

                                   By: Bargo Operating Company, Inc., its
                                   General Partner



                                   By:   /s/ Tim J. Goff
                                   Tim J. Goff, President


THE STATE OF TEXAS          )
                            ss.
COUNTY OF HARRIS            )

This instrument was acknowledged before me on the ________ day of November, 1998, by TIM J. GOFF, President of BARGO OPERATING COMPANY, INC., a Texas corporation, on behalf of said corporation in its capacity as the General Partner of BARGO ENERGY RESOURCES, LTD., a Texas limited partnership..





Notary Public in and for
the State of Texas

Printed Name
____________________________

My Commission Expires
___________________